SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) November 1, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------







ITEM 5.  OTHER ITEMS

On November 1, 2002, General Motors Corporation (GM) issued a news release announcing October production results and increased fourth quarter production forecast. The release is as follows:

              GM Reports October Sales of 391,070, Down 32 Percent

             GM Sales Up 7 Percent from September, and Retail Sales
                          Up 15 Percent from September
   Trucks Maintain Industry-Record Pace; October Car Sales Decrease 40 Percent
         GM Announces October Production Results; Q4 Forecast Increased

DETROIT - General Motors Corp. dealers sold 391,070 new cars and trucks in October in the United States, down 32 percent versus October 2001 when GM posted exceptional sales with its "Keep America Rolling" marketing program. GM's overall truck sales were down 26 percent, and GM car sales decreased 40 percent. When compared to September, GM posted a 7 percent overall sales gain, and retail sales increased 15 percent.

"Looking at the broader picture, we are pleased with our overall performance for the first 10 months of the year," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our October retail sales were significantly higher than September results, but were down compared to an exceptionally strong October in 2001. In addition, GM's October market share results will likely exceed its year-to-date market share performance.

"Importantly, GM trucks remain on pace to set the all-time industry record, and we continue to post significant market share gains in many key segments of the business," Lovejoy said.

GM Truck Sales
With two months remaining in the calendar year, GM's SUV sales have already exceeded the industry calendar year record that GM set last year. For the calendar year through October, GM utility vehicle sales were up 23 percent. GM's midsize utility sales for the same period were 470,905, up 36 percent. Full-size utility vehicle sales for the calendar year through October (456,689) have increased 4 percent.

In October, GM delivered 110,541 utility vehicle sales, down 16 percent. GM's midsize utility sales for the month were 51,518, down 12 percent. GM's October sales of full-size utility vehicles (42,015 units) decreased 38 percent from exceptional year-ago levels.

GM Car Sales
Overall GM car sales were down 40 percent in October. However, two of GM's newest passenger car products posted impressive gains compared with their September 2002 sales. The Cadillac CTS had strong monthly sales of 4,848 units, up 26 percent, and the Pontiac Vibe sold 6,509 units, up 41 percent for the same period. The Chevrolet Impala also had a healthy month with 17,306 sales in the very competitive midsize segment of the passenger car market.

Certified Used Cars
GM's industry-leading certified used car program sold approximately 40,783 total certified used vehicles in October, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone had another strong month, selling 34,839 units. "Our GM dealers, GMAC and the entire VSSM organization are making our certified used vehicle business very successful for General Motors," Lovejoy said.

GM Announces October Production Results and Revised
Fourth-Quarter Production Forecast
In October, GM produced 578,300 vehicles (242,300 cars and 336,000 trucks) in North America, compared to 485,000 vehicles (215,000 cars and 270,000 trucks) produced in October 2001. (Production totals include joint venture production of 17,000 vehicles in October 2002 and 10,000 vehicles in October 2001.)

In addition, GM is revising its fourth-quarter production forecast for North America to 1.410 million units (600,500 cars and 809,500 trucks). The current estimate is up 10,000 units from the production guidance given in GM's recent third-quarter earnings' release. In the fourth-quarter of 2001, GM produced
1.294 million units (573,000 cars and 721,000 trucks) in North America.

GM also announced revised fourth-quarter production forecasts for its international regions:

  - GM Europe - The regions' revised fourth-quarter production forecast is 469,000 vehicles, down 3,000 vehicles from last month's forecast.

  - GM Asia Pacific - GM Asia Pacific's revised fourth-quarter production forecast is 82,000 vehicles, up 8,000 vehicles from last month's initial forecast.

  - GM Latin America, Africa and the Middle East - The region's revised fourth-quarter production forecast is 166,000 units, up 11,000 units over last month's forecast.

GM cars and trucks are sold under the following brands: Chevrolet, Pontiac, Buick, Oldsmobile, Cadillac, GMC, Saturn, Hummer, Saab, Opel, Vauxhall and Holden. GM parts and accessories are marketed under the GM, GM Goodwrench and ACDelco brands through GM Service and Parts Operations.

More information on GM can be found at www.gm.com.

                                      ####


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                          Calendar Year-to-Date
                                October                     January - October
                      ---------------------------------------------------------
 Curr S/D:   27                            % Chg
 Prev S/D:   26         2002     2001     per S/D    2002        2001    % Chg
-------------------------------------------------------------------------------
Vehicle Total          391,070   554,652   -32.1   4,075,779  4,178,125   -2.4
-------------------------------------------------------------------------------
Car Total              151,318   244,113   -40.3   1,759,669  2,001,256  -12.1
-------------------------------------------------------------------------------
Truck Total            239,752   310,539   -25.7   2,316,110  2,176,869    6.4
-------------------------------------------------------------------------------
Light Truck Total      236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------
Light Vehicle Total    387,991   550,913   -32.2   4,044,258  4,143,494   -2.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
      Vehicle Total                                       Calendar Year-to-Date
                                October                     January - October
                      ---------------------------------------------------------
                                           % Chg
                        2002     2001     per S/D    2002       2001     % Chg
-------------------------------------------------------------------------------
Buick                   31,591    45,926   -33.8     356,057    346,580    2.7
Cadillac                18,711    20,155   -10.6     164,133    145,128   13.1
Chevrolet              204,295   313,747   -37.3   2,219,914  2,271,399   -2.3
GMC                     48,233    65,957   -29.6     462,897    457,714    1.1
HUMMER                   3,868        67   ***.*      11,784        638  ***.*
Oldsmobile              12,057    18,533   -37.4     135,262    208,003  -35.0
Other - Isuzu            1,270     1,102    11.0      11,278     12,958  -13.0
Pontiac                 41,884    54,409   -25.9     443,347    473,308   -6.3
Saab                     1,844     4,820   -63.2      32,290     32,234    0.2
Saturn                  27,317    29,936   -12.1     238,817    230,163    3.8
------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
------------------------------------------------------------------------------
Car                    149,473   238,723   -39.7   1,727,141  1,959,620  -11.9
-------------------------------------------------------------------------------
Light Truck            236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------

Twenty-seven selling days for the October period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.





                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2002
-------------------------------------------------------------------------------
                                                          Calendar Year-to-Date
                         (1)     October                    January - October
                         ------------------------------------------------------
                                           %Chg
                          2002    2001    per S/D    2002       2001     % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
Century                 10,700    14,870   -30.7     130,623    123,161    6.1
LeSabre                  8,969    15,939   -45.8     114,662    126,854   -9.6
Park Avenue              2,705     3,841   -32.2      25,789     30,535  -15.5
Regal                    4,377     4,783   -11.9      32,707     44,590  -26.6
Riviera                      0         2   ***.*           0          6  ***.*
      Buick Total       26,751    39,435   -34.7     303,781    325,146   -6.6
-------------------------------------------------------------------------------
Catera                       1       570   -99.8         238      9,402  -97.5
CTS                      4,848         0   ***.*      29,180          0  ***.*
DeVille                  6,933    10,369   -35.6      70,607     81,230  -13.1
Eldorado                   287     1,311   -78.9       5,266      8,820  -40.3
Seville                  1,991     3,308   -42.0      18,177     21,250  -14.5
     Cadillac Total     14,060    15,558   -13.0     123,468    120,702    2.3
-------------------------------------------------------------------------------
Camaro                   1,425     4,955   -72.3      26,865     30,529  -12.0
Cavalier                14,549    30,713   -54.4     207,388    204,822    1.3
Corvette                 3,094     4,647   -35.9      27,533     29,097   -5.4
Impala                  17,306    27,661   -39.8     161,001    178,260   -9.7
Lumina                       2        34   -94.3          34     17,618  -99.8
Malibu                   9,323    13,597   -34.0     143,815    159,172   -9.6
Metro                        0         5   ***.*          13      6,478  -99.8
Monte Carlo              5,096     9,767   -49.8      55,329     63,839  -13.3
Prizm                       82     2,665   -97.0      14,263     41,655  -65.8
    Chevrolet Total     50,877    94,044   -47.9     636,241    731,470  -13.0
-------------------------------------------------------------------------------
Alero                    7,704     6,883     7.8      81,802     97,669  -16.2
Aurora                     547     2,499   -78.9       8,045     22,453  -64.2
Cutlass                      0         0   ***.*           0         19  ***.*
Eighty Eight                 0         0   ***.*           0          4  ***.*
Intrigue                   737     3,483   -79.6      13,779     35,955  -61.7
    Oldsmobile Total     8,988    12,865   -32.7     103,626    156,100  -33.6
-------------------------------------------------------------------------------
Bonneville               2,519     5,144   -52.8      31,913     43,000  -25.8
Firebird                 1,022     3,519   -72.0      19,400     22,167  -12.5
Grand Am                 7,924    15,717   -51.5     131,510    164,282  -19.9
Grand Prix              14,830    15,311    -6.7     107,561    111,293   -3.4
Sunfire                  2,708     7,764   -66.4      57,291     64,699  -11.4
Vibe                     6,509         0   ***.*      30,462          0  ***.*
     Pontiac Total      35,512    47,455   -27.9     378,137    405,441   -6.7
-------------------------------------------------------------------------------
9-3                        839     2,518   -67.9      17,299     16,560    4.5
9-5                      1,005     2,302   -58.0      14,991     15,674   -4.4
       Saab Total        1,844     4,820   -63.2      32,290     32,234    0.2
-------------------------------------------------------------------------------
ION                      1,009         0   ***.*       1,009          0  ***.*
Saturn L Series          5,544    11,261   -52.6      71,755     86,632  -17.2
Saturn S Series          6,733    18,675   -65.3     109,362    143,531  -23.8
      Saturn Total      13,286    29,936   -57.3     182,126    230,163  -20.9
-------------------------------------------------------------------------------
        GM Total       151,318   244,113   -40.3   1,759,669  2,001,256  -12.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     149,473   238,723   -39.7   1,727,141  1,959,620  -11.9
-------------------------------------------------------------------------------
GM Import                1,845     5,390   -67.0      32,528     41,636  -21.9
-------------------------------------------------------------------------------
        GM Total        51,318   244,113   -40.3   1,759,669  2,001,256  -12.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2002
-------------------------------------------------------------------------------
                                                          Calendar Year-to-Date
                         (1)     October                    January - October
                         ------------------------------------------------------
                                           %Chg
                          2002    2001    per S/D    2002       2001     % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             26,751    39,435   -34.7     303,781    325,146   -6.6
Cadillac Total          14,059    14,988    -9.7     123,230    111,300   10.7
Chevrolet Total         50,877    94,044   -47.9     636,241    731,470  -13.0
Oldsmobile Total         8,988    12,865   -32.7     103,626    156,100  -33.6
Pontiac Total           35,512    47,455   -27.9     378,137    405,441   -6.7
Saturn Total            13,286    29,936   -57.3     182,126    230,163  -20.9
     GM North America
     Total*            149,473   238,723   -39.7   1,727,141  1,959,620  -11.9
-------------------------------------------------------------------------------
Cadillac Total               1       570   -99.8         238      9,402  -97.5
Saab Total               1,844     4,820   -63.2      32,290     32,234    0.2
     GM Import Total     1,845     5,390   -67.0      32,528     41,636  -21.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             31,591    45,926   -33.8     356,057    346,580    2.7
Cadillac Total          18,711    20,155   -10.6     164,133    145,128   13.1
Chevrolet Total        204,295   313,747   -37.3   2,219,914  2,271,399   -2.3
GMC Total               48,233    65,957   -29.6     462,897    457,714    1.1
HUMMER Total             3,868        67   ***.*      11,784        638  ***.*
Oldsmobile Total        12,057    18,533   -37.4     135,262    208,003  -35.0
Other-Isuzu Total        1,270     1,102    11.0      11,278     12,958  -13.0
Pontiac Total           41,884    54,409   -25.9     443,347    473,308   -6.3
Saab Total               1,844     4,820   -63.2      32,290     32,234    0.2
Saturn Total            27,317    29,936   -12.1     238,817    230,163    3.8
     GM Total          391,070   554,652   -32.1   4,075,779  4,178,125   -2.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2002
-------------------------------------------------------------------------------
                                                          Calendar Year-to-Date
                         (1)     October                    January - October
                         ------------------------------------------------------
                                           %Chg
                          2002    2001    per S/D    2002       2001     % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
Rendezvous               4,840     6,491   -28.2      52,276     21,434  143.9
    Total Buick          4,840     6,491   -28.2      52,276     21,434  143.9
-------------------------------------------------------------------------------
Escalade                 3,286     4,597   -31.2      29,804     24,426   22.0
Escalade EXT             1,365         0   ***.*      10,861          0  ***.*
  Total Cadillac         4,651     4,597    -2.6      40,665     24,426   66.5
-------------------------------------------------------------------------------
Astro                    3,546     4,595   -25.7      44,487     51,423  -13.5
C/K Suburban(Chevy)     10,288    18,609   -46.8     125,324    127,346   -1.6
Chevy C/T Series           213       833   -75.4       3,980      5,430  -26.7
Chevy P Models & Mtr Hms     0         0   ***.*           0         73  ***.*
Chevy W Series             172       188   -11.9       1,894      1,650   14.8
Express Cutaway/G Cut    2,082     1,700    17.9      17,529     13,863   26.4
Express Panel/G Van      5,479     6,232   -15.3      55,623     55,816   -0.3
Express/G Sportvan       1,281       718    71.8      12,600     12,846   -1.9
Kodiak 4/5 Series          364         0   ***.*       1,107          0  ***.*
Kodiak 6/7/8 Series         60         0   ***.*          89          0  ***.*
S/T Blazer               6,448     9,407   -34.0      87,644    133,808  -34.5
S/T Pickup              11,328    15,307   -28.7     130,605    140,211   -6.9
Tahoe                   13,317    23,474   -45.4     173,782    167,980    3.5
Tracker                  2,977     4,845   -40.8      36,314     45,408  -20.0
TrailBlazer             25,361    24,531    -0.4     203,609     80,218  153.8
Venture                  8,693     7,468    12.1      76,865     76,645    0.3
................................................................................
     Avalanche           6,709    12,915   -50.0      76,963     35,988  113.9
     Silverado-C/K
       Pickup           55,100    88,881   -40.3     535,258    591,224   -9.5
Chevrolet Fullsize
  Pickups               61,809   101,796   -41.5     612,221    627,212   -2.4
................................................................................
  Chevrolet Total      153,418   219,703   -32.8   1,583,673  1,539,929  2.8
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         3   ***.*           0         37  ***.*
Envoy                   12,084     9,026    28.9      89,758     35,852  150.4
GMC C/T Series             432     1,256   -66.9       9,010     10,912  -17.4
GMC W Series               295       359   -20.9       3,438      3,592   -4.3
P Models & Mtr Hms(GMC)      0         1   ***.*           0         16  ***.*
S/T Jimmy                    9     1,196   -99.3         928     29,884  -96.9
Safari (GMC)               892     1,418   -39.4      12,010     16,318  -26.4
Savana Panel/G Classic   1,509     2,191   -33.7      18,316     20,822  -12.0
Savana Special/G Cut       556       486    10.2       7,257      9,202  -21.1
Savana/Rally               247       179    32.9       2,284      2,147    6.4
Sierra                  17,746    28,009   -39.0     167,216    172,329   -3.0
Sonoma                   2,934     3,689   -23.4      35,960     35,810    0.4
Topkick 4/5 Series         203         0   ***.*         606          0  ***.*
Topkick 6/7/8 Series        70         0   ***.*         119          0  ***.*
Yukon                    5,634     9,139   -40.6      61,152     63,815   -4.2
Yukon XL                 5,622     9,005   -39.9      54,843     56,978   -3.7
     GMC Total          48,233    65,957   -29.6     462,897    457,714    1.1
-------------------------------------------------------------------------------
HUMMER H1                  108        67    55.2         602        638   -5.6
HUMMER H2                3,760         0   ***.*      11,182          0  ***.*
   HUMMER Total          3,868        67   ***.*      11,784        638  ***.*
-------------------------------------------------------------------------------
Bravada                  1,004     2,942   -67.1      12,494     19,890  -37.2
Silhouette               2,065     2,726   -27.1      19,142     32,013  -40.2
 Oldsmobile Total        3,069     5,668   -47.9      31,636     51,903  -39.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       217       204     2.4       1,630      1,919  -15.1
Other-Isuzu N Series     1,053       898    12.9       9,648     11,039  -12.6
 Other-Isuzu Total       1,270     1,102    11.0      11,278     12,958  -13.0
-------------------------------------------------------------------------------
Aztek                    1,772     2,730   -37.5      24,196     24,748   -2.2
Montana                  4,600     4,224     4.9      41,014     43,119   -4.9
   Pontiac Total         6,372     6,954   -11.8      65,210     67,867   -3.9
-------------------------------------------------------------------------------
VUE                     14,031         0   ***.*      56,691          0  ***.*
   Saturn Total         14,031         0   ***.*      56,691          0  ***.*
-------------------------------------------------------------------------------
     GM Total          239,752   310,539   -25.7   2,316,110  2,176,869    6.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     238,521   309,290   -25.7   2,304,151  2,163,996    6.5
-------------------------------------------------------------------------------
GM Import                1,231     1,249    -5.1      11,959     12,873   -7.1
-------------------------------------------------------------------------------
     GM Total          239,752   310,539   -25.7   2,316,110  2,176,869    6.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*           0          0  ***.*
-------------------------------------------------------------------------------
     GM Total          236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------
*Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2002
-------------------------------------------------------------------------------
                                                          Calendar Year-to-Date
                         (1)     October                    January - October
                         ------------------------------------------------------
                                           %Chg
                          2002    2001    per S/D    2002       2001     % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,840     6,491   -28.2      52,276     21,434  143.9
Cadillac Total           4,651     4,597    -2.6      40,665     24,426   66.5
Chevrolet Total        153,312   219,558   -32.8   1,582,420  1,538,774    2.8
GMC Total               48,019    65,660   -29.6     460,584    455,585    1.1
HUMMER Total             3,868        67   ***.*      11,784        638  ***.*
Oldsmobile Total         3,069     5,668   -47.9      31,636     51,903  -39.0
Other-Isuzu Total          359       295    17.2       2,885      3,369  -14.4
Pontiac Total            6,372     6,954   -11.8      65,210     67,867   -3.9
Saturn Total            14,031         0   ***.*      56,691          0  ***.*
    GM North America
     Total*            238,521   309,290   -25.7   2,304,151  2,163,996    6.5
-------------------------------------------------------------------------------
Chevrolet Total            106       145   -29.6       1,253      1,155    8.5
GMC Total                  214       297   -30.6       2,313      2,129    8.6
Other-Isuzu Total          911       807     8.7       8,393      9,589  -12.5
    GM Import Total      1,231     1,249    -5.1      11,959     12,873   -7.1
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,840     6,491   -28.2      52,276     21,434  143.9
Cadillac Total           4,651     4,597    -2.6      40,665     24,426   66.5
Chevrolet Total        152,609   218,682   -32.8   1,576,603  1,532,776    2.9
GMC Total               47,233    64,341   -29.3     449,724    443,194    1.5
HUMMER Total             3,868        67   ***.*      11,784        638  ***.*
Oldsmobile Total         3,069     5,668   -47.9      31,636     51,903  -39.0
Pontiac Total            6,372     6,954   -11.8      65,210     67,867   -3.9
Saturn Total            14,031         0   ***.*      56,691          0  ***.*
    GM North America
     Total*            236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,840     6,491   -28.2      52,276     21,434  143.9
Cadillac Total           4,651     4,597    -2.6      40,665     24,426   66.5
Chevrolet Total        152,609   218,682   -32.8   1,576,603   1,532,776   2.9
GMC Total               47,233    64,341   -29.3     449,724    443,194    1.5
HUMMER Total             3,868        67   ***.*      11,784        638  ***.*
Oldsmobile Total         3,069     5,668   -47.9      31,636     51,903  -39.0
Pontiac Total            6,372     6,954   -11.8      65,210     67,867   -3.9
Saturn Total            14,031         0   ***.*      56,691          0  ***.*
    GM Total           236,673   306,800   -25.7   2,284,589  2,142,238    6.6
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                        GM Production Schedule - 11/1/02


                      GMNA
                -----------------                            Total    Memo: JV*
Units 000s       Car*  Truck* Total   GME**  GMLAAM  GMAP  Worldwide  Car Truck
                ---------------------------------------------------------------
2002 Q4 #         600    810  1,410    469     166    82     2,127     13   24
O/(U) prior
forecast:@                       10     (3)     11     8        26      0    0
                ---------------------------------------------------------------

                      GMNA
                -----------------                            Total    Memo: JV*
Units 000s       Car   Truck  Total   GME    GMLAAM  GMAP  Worldwide  Car Truck
                ---------------------------------------------------------------
   1998
1st Qtr.          673    702  1,375    424     146    36     1,981     20    6
2nd Qtr.          615    557  1,172    479     153    39     1,843     13    8
3rd Qtr.          592    410  1,002    440     137    37     1,616     14    0
4th Qtr.          819    691  1,510    522      89    36     2,157     21    9
                -----  -----  -----  -----     ---   ---    ------     --   --
    CY          2,699  2,360  5,059  1,864     525   148     7,596     68   23

   1999
1st Qtr.          781    725  1,506    524      93    38     2,161     20   15
2nd Qtr.          760    795  1,555    533     110    25     2,223     22   13
3rd Qtr.          660    699  1,359    427     112    47     1,945     19   11
4th Qtr.          759    694  1,453    530      97    47     2,127     21   17
                 ----  -----  -----  -----     ---   ---    ------    ---   --
    CY          2,960  2,913  5,873  2,014     412   157     8,456     82   56

   2000
1st Qtr.          746    775  1,521    572     118    40     2,251     24   13
2nd Qtr.          787    781  1,568    534     140    45     2,287     19   17
3rd Qtr.          689    630  1,319    374     151    53     1,897     16   18
4th Qtr.          670    694  1,364    513     135    47     2,059     18   17
                -----  -----  -----  -----    ----   ---    ------    ---   --
    CY          2,892  2,880  5,772  1,993     544   185     8,494     77   65

   2001
1st Qtr.          581    633  1,214    538     138    51     1,941    918    9
2nd Qtr.          638    726  1,364    491     165    64     2,084     13   16
3rd Qtr.          573    665  1,238    373     146    74     1,832     11   15
4th Qtr.          573    721  1,294    441     127    67     1,929      9   16
                -----  -----  -----  -----    ----   ---    ------     --   --
    CY          2,365  2,745  5,110  1,842     575   256     7,786     46   61

   2002
1st Qtr.          600    753  1,353    456     131    65     2,005     12   11
2nd Qtr.          688    865  1,553    453     141    74     2,221     15   17
3rd Qtr.          567    740  1,307    410     131    87     1,935     19   20
4th Qtr. #        600    810  1,410    469     166    82     2,127     13   24
                -----  -----  -----  -----     ---   ---     -----     --   --
   CY #         2,455  3,168  5,623  1,788     569   308     8,288     59   72
                -----  -----  -----  -----     ---   ---     -----     --   --

 @ Numbers may vary due to rounding
 * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
** GME Production includes Saab back to 1999
 # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      November 1, 2002
      ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)